Business Combinations and Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Business Combinations and Acquisitions
2. Business Combinations and Acquisitions
Business Combination
On October 20, 2021, Mirion Technologies, Inc. consummated its previously announced Business Combination pursuant to the Business Combination Agreement.
The aggregate Business Combination Consideration paid by the Company to the Sellers in connection with the consummation of the Business Combination was $1.3 billion in cash, 30,401,902 newly issued shares of Class A common stock and 8,560,540 newly issued shares of the Company’s Class B common stock. The Sellers receiving shares of Class B common stock also received one share of IntermediateCo Class B common stock per share of Class B common stock as a paired interest. Each of the shares of Class A common stock and each paired interest were valued at $10.00 per share for purposes of determining the aggregate number of shares issued to the Sellers.
The Business Combination is being accounted for under ASC 805, “Business Combinations”. GSAH was determined to be the accounting acquirer. Mirion TopCo constitutes a business in accordance with ASC 805 and the Business Combination constitutes a change in control. Accordingly, the Business Combination is being accounted for using the acquisition method. Under this method of accounting, Mirion TopCo is treated as the “acquired” company for financial reporting purposes and our net assets are stated at fair value, with goodwill or other intangible assets recorded.
As a result of the Business Combination, the Company’s financial statement presentation distinguishes Mirion TopCo as the “Predecessor” through the Closing Date. The Company, which includes the combination of GSAH and Mirion TopCo subsequent to the Business Combination, is the “Successor” for periods after the Closing Date. As a result of the application of the acquisition method of accounting in the Successor Period, the financial statements for the Successor Period are presented on a full step-up
basis as a result of the Business Combination, and are therefore not comparable to the financial statements of the Predecessor Periods that are not presented on the same full step-up
basis due to the Business Combination.
The following table summarizes the consideration transferred by GSAH:

Cash consideration paid by GSAH	$1,310.0
Cash repayment of existing Mirion TopCo third-party debt	903.6
Reimbursement of Mirion TopCo transaction costs	11.7

Cash consideration paid by GSAH	$2,225.3
Shares issued to Mirion TopCo sellers at fair value (1)	407.0

Total consideration transferred	$2,632.3

(1)	A total of 30,401,902 shares of Class A common stock were issued to the Sellers at fair value and recognition of noncontrolling interests for 8,560,540 shares Class B common stock at the Closing.

The following table summarizes the provisional total business enterprise value, comprised of the preliminary fair value of net assets acquired for the Business Combination. The estimated fair values of all assets acquired and liabilities assumed in the acquisition are provisional and may be revised as a result of additional information obtained during the measurement period of up to one year from the acquisition date, including but not limited to valuation of tax accounts, property, plant and equipment and intangible assets.

	Mirion TopCo
Date of acquisition	October 20, 2021
Segment	Medical	Industrial	Corporate	Total
Goodwill (1)	$675.2	$963.8	$—	$1,639.0
Customer relationships (2)	152.7	186.1	—	338.8
Developed technology (3)	66.3	168.3	—	234.6
Tradenames (4)	36.8	63.7	—	100.5
Distributor relationships (5)	52.5	8.6	—	61.1
Backlog (6)	17.7	63.8	—	81.5
Non-compete agreements (7)	4.5	—	—	4.5

Amortizable intangible assets	$330.5	$490.5	$—	$821.0
Cash	7.8	39.5	54.6	101.9
Accounts receivable	44.0	70.3	—	114.3
Cost in excess of billings	—	63.6	—	63.6
Inventory	25.1	119.5	—	144.6
Property, Plant and Equipment	52.6	72.7	1.1	126.4
Other current and non-current assets	5.8	13.2	5.3	24.3
Right of use assets	22.3	20.1	0.9	43.3
Other non-current assets	8.0	9.0	—	17.0
Current liabilities	(31.9)	(82.7)	(33.7)	(148.3)
Current lease liability	(4.1)	(4.4)	(0.3)	(8.8)
Deferred contract revenue	(34.7)	(24.2)	—	(58.9)
Notes payable assumed	(1.8)	(1.1)	—	(2.9)
Other long-term liabilities	(70.6)	(147.7)	(23.8)	(242.1)
Minority interest	—	(2.0)	(0.1)	(2.1)

Net tangible assets acquired	$22.5	$145.8	$4.0	$172.3

Purchase consideration				2,632.3
Less: cash acquired				(101.9)
GAAP purchase consideration, net of cash acquired				$2,530.4

(1)
The goodwill of $1,639.0 million represents the excess of the gross consideration transferred over the fair value of the underlying net tangible and identifiable intangible assets acquired and liabilities assumed. Qualitative factors that contribute to the recognition of goodwill include certain intangible assets that are not recognized as separate identifiable intangible assets apart from goodwill. Intangible assets not recognized apart from goodwill consist primarily of the strong market position and the assembled workforce of Mirion TopCo. A portion of the goodwill recognized is expected to be deductible for income tax purposes. The purchase price allocation has not been finalized. We expect to finalize the valuation report and complete the purchase price allocation no later than one-year
from the acquisition date.

(2)	The useful life for customer relationships ranges from 6 to 13 years.
(3)	The useful life for developed technology ranges from 5 to 16 years.
(4)	The useful life for tradenames is 10 years.
(5)	The useful life for distributor relationships ranges from 7 to 13 years.
(6)	The useful life for backlog ranges from 1 to 4 years.
(7)	The useful life for non-compete agreements is 1 year.

In connection with the acquisitions of Mirion TopCo, the Company incurred approximately $2.2 million and $26.2 million of transaction expenses for the Successor Period from October 20, 2021 through December 31, 2021 and the Predecessor Period from July 1, 2021 through October 19, 2021, respectively.
Unaudited Pro Forma Financial Information
The following unaudited pro forma financial information presents the Company’s results of operations for the years ended December 31, 2021 and June 30, 2021 to illustrate the estimated effects of the acquisition of Mirion as if it had occurred on July 1, 2020. The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the Company’s operating results that may have actually occurred had the acquisition of Mirion had been completed on July 1, 2020. The unaudited pro forma financial information does not reflect the expected realization of any anticipated cost savings, operating efficiencies, or other synergies that may have been associated with the acquisition.

(amounts in millions)	Successor	Predecessor
	From October 20, 2021 through December 31, 2021	From July 1, 2021 through October 19, 2021	Fiscal Year Ended June 30, 2021
Total revenues	$154.1	$168.0	$611.6
Net income (loss)	$(5.2)	$(56.3)	$(192.1)
Net income (loss) attributable to Mirion Technologies, Inc. stockholders	$(3.6)	$(54.0)	$(184.2)
The unaudited pro forma financial information reflects pro forma adjustments to present the combined pro forma results of operations as if the acquisition had occurred on July 1, 2020 to give effect to certain events the Company believes to be directly attributable to the acquisitions. These pro forma adjustments primarily include:

•	A net increase in cost of revenues, depreciation, and amortization expense that would have been recognized due to acquired inventory, property, plant and equipment and intangible assets;

•
A decrease in interest expense to reflect the elimination of interest expense on debt assumed settled as of July 1, 2020, and the recognition of interest on new debt issued in conjunction with the acquisition;

•
A reduction in expenses for the Successor Period from October 20, 2021 through December 31, 2021 and the Predecessor Period from July 1, 2021 through October 19,2021, and a corresponding increase in the fiscal year ended June 30, 2021, for acquisition-related transaction costs directly attributable to the acquisition;

•
A reduction in expenses for the Successor Period from October 20, 2021 through December 31, 2021 and the Predecessor Period from July 1, 2021 through October 19, 2021, and a corresponding increase in the fiscal year ended June 30, 2021, for stock-based compensation related to Profits Interests;

•
A reversal of gain due to a change in fair value of warrants for the Successor Period from October 20, 2021 through December 31, 2021, and a corresponding gain in fair value of the warrants in the fiscal year ended June 30, 2021;

•	A change in income tax expense to reflect the income tax effect of the pro forma adjustments based upon an estimated blended statutory rate of 25%; and

•	The attribution of the non-controlling interest for the Class B shares of common stock issued to certain existing Mirion TopCo stockholders.
For the Successor Period ended December 31, 2021 and the Predecessor Periods ended October 19, 2021 and fiscal year ended June 30, 2021, pro forma adjustments directly attributable to the acquisitions include (i) the purchase accounting effect of inventories acquired of $15.8 million, and (ii) transaction costs of $28.4 million.

Acquisitions
The Company continually evaluates potential acquisitions that strategically fit with the Company’s existing portfolio of businesses and as a result, the Company completed a number of acquisitions during the Successor and Predecessor Periods presented.
All acquisitions are accounted for under the acquisition method of accounting, with the related assets acquired and liabilities assumed recorded at fair value. The Company makes an initial allocation of the purchase price at the date of acquisition based upon its understanding of the fair value of the acquired assets and assumed liabilities. The Company obtains the information used for the purchase price allocation during due diligence and through other sources. In the months after closing, as the Company obtains additional information about the acquired assets and liabilities, including through tangible and intangible asset appraisals, and learns more about the newly acquired business, it is able to refine the estimates of fair value and more accurately allocate the purchase price. The fair values of acquired intangibles are determined based on estimates and assumptions that are deemed reasonable by the Company. Significant assumptions include the discount rates and certain assumptions that form the basis of the forecasted results of the acquired business including revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), and growth rates. These assumptions are forward looking and could be affected by future economic and market conditions. The Company engages third-party valuation specialists who review the Company’s critical assumptions and calculations of the fair value of acquired intangible assets in connection with material acquisitions. Only facts and circumstances that existed as of the acquisition date are considered for subsequent adjustment. The Company will make appropriate adjustments to the purchase price allocation prior to completion of the measurement period, as required.
The acquisition of these businesses resulted in the recognition of goodwill in the Company’s Consolidated Financial Statements, which is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from the other assets acquired that could not be individually identified and separately recognized. The goodwill is not amortized but some portion may be deductible for income tax purposes. This goodwill recorded includes the following:

•	The expected synergies and other benefits that we believe will result from combining the operations of the acquired business with the operations of Mirion;

•	Any intangible assets that did not qualify for separate recognition, as well as future, yet unidentified projects and products;

•	The value of the existing business as an assembled collection of net assets versus if the Company had acquired all of the net assets separately.
Successor Period Acquisitions:
The following briefly describes the Company’s acquisition activity subsequent to the Business Combination and prior to December 31, 2021.

Year Ended December 31,	Company Name	Description of the Business	Description of the Acquisition
2021	CIRS	Computerized Imaging Reference Systems, Inc. (“CIRS”) is a U.S.-based company which specializes in design, development, and commercialization of tissue equivalent medical imaging and radiation therapy phantoms.	On December 1, 2021, the Company acquired 100% of the equity interest for approximately $55.1 million, subject to final closing statement balances.
2021	Safeline	Safeline Monitors Systems LLC is a U.S.-based provider of dosimetry services which will increase the U.S. footprint of	On December 1, 2021, the Company acquired 100% of the member equity interest for approximately $1.5 million,

Year Ended December 31,	Company Name	Description of the Business	Description of the Acquisition
		Mirion’s industry-leading dosimetry product offerings.	which includes a $0.5 million contingent consideration, based on actual revenues from existing customers for 6 months subsequent to the transaction date.
2021	CHP	CHP Dosimetry is a U.S.-based provider of dosimetry services which will increase the U.S. footprint of Mirion’s industry-leading dosimetry product offerings.	On November 1, 2021, the Company acquired 100% of the assets for approximately $2.5 million, subject to final closing statement balances.
The following table summarizes the provisional total business enterprise value, comprised of the preliminary fair value of net assets acquired for the CIRS acquisition. The estimated fair values of all assets acquired and liabilities assumed in the acquisition are provisional and may be revised as a result of additional information obtained during the measurement period of up to one year from the acquisition date, including but not limited to valuation of tax accounts, property, plant and equipment and intangible assets.

(in millions)	CIRS
Date of acquisition	December 1, 2021
Segment	Medical
Goodwill	$35.0
Developed technology (1)	19.2
Customer relationships (2)	1.6
Tradenames (3)	0.4
Backlog (4)	0.6

Amortizable intangible assets	$21.8
Cash	1.0
Accounts receivable	1.6
Inventory	2.0
Property, Plant and Equipment	0.4
Operating ROU assets	3.8
Current lease liabilities	(0.5)
Other long-term liabilities	(10.0)
Net tangible assets acquired	$(1.7)

Purchase consideration	55.1
Less: cash acquired	(1.0)

GAAP purchase consideration, net of cash acquired	$54.1
Acquiree revenue post acquisition through the period ended December 31, 2021	$1.5
Acquiree income (loss) from operations post acquisition through the period ended December 31, 2021	$(0.1)

(1)	The useful life for developed technology is 5 years.
(2)	The useful life for customer relationships is 7 years.
(3)	The useful life for tradenames is 3 years.
(4)	The useful life for backlog is 2 years.
In connection with the acquisitions of CIRS, the Company incurred approximately $0.4 million of transaction expenses for the period ended December 31, 2021.

Predecessor Period Acquisitions:
The following briefly describes the Company’s acquisition activity prior to the Business Combination for the Predecessor Periods ended October 19, 2021 and fiscal years ended June 30, 2021, 2020, and 2019.

Predecessor Periods ended October 19, 2021	Company Name	Description of the Business	Description of the Acquisition
2021	Dosimetry Badge	Dosimetry Badge is a U.S.-based provider of dosimetry services which will increase the U.S. footprint of Mirion’s industry-leading dosimetry product offerings.	On September 1, 2021 the Company acquired 100% of the assets for approximately $1.8 million, which includes a $0.8 million earn-out,
based on revenues from existing customers for 12 months subsequent to the transaction date.

Year Ended June 30,	Company Name	Description of the Business	Description of the Acquisition
2021	Sun Nuclear	Sun Nuclear Corporation (“SNC” or “Sun Nuclear”) is a provider in radiation oncology quality assurance, delivering patient safety solutions for diagnostic imaging and radiation therapy centers around the world.	On December 18, 2020, the Company acquired 100% of the equity interest for approximately $258.1 million of purchase consideration, net of cash acquired.

2021	Dosimetrics	Dosimetrics is a provider in the development and production of OSL personal radiation dosimeters and dosimetry solutions, including readers, erasers, software, accessories, and automation systems.	On December 1, 2020, the Company acquired 100% of the equity interest for approximately $3.0 million of purchase consideration, net of cash acquired.

2021	Biodex	Biodex is a manufacturer and distributor of medical devices and related replacement parts for physical and nuclear medicine, as well as medical imaging applications located in the United States.	On September 1, 2020, the Company acquired 100% of the equity interest for approximately $26.9 million of purchase consideration, net of cash acquired.

2020	AWST	AWST is a provider of calibration and measurement technologies for radiation medicine applications.	On March 31, 2020, the Company acquired 100% of the equity interest for approximately €24.5 million (or $26.9 million) of purchase consideration.

2020	Selmic	Selmic is an electronic component manufacturer of sensors, modules, and devices serving in automotive, transportation, medical, security, defense, and telecom industries.	On October 31, 2019, the Company acquired 100% of the equity interest for approximately €9.1 million (or $10.2 million) of purchase consideration.

Year Ended June 30,	Company Name	Description of the Business	Description of the Acquisition

2020	Premium Analyse	Premium Analyse is a provider in the radioactive gas detection market and measurement of tritium.	On July 19, 2019, the Company acquired 100% of the equity interest for approximately €7.9 million ($8.9 million) of purchase consideration.

2020	Capintec	Capintec is a provider of calibration and measurement technologies for nuclear medicine applications. Capintec provides solutions for applications in nuclear medicine, nuclear cardiology, oncology, endocrinology, diagnostic radiology, and radiation therapy.	On July 9, 2019, the Company acquired 100% of the equity interest for approximately $14.5 million of purchase consideration.

2019	NRG Dosimetry Services Group	NRG Dosimetry Services Group is a provider of dosimetry services in the Netherlands.	On October 31, 2018, the Company acquired 100% of the equity interest for approximately €7.8 million (or $9.1 million) of purchase consideration
The following summarizes the fair value of assets acquired and liabilities assumed for the Biodex and SNC acquisitions during the year ended June 30, 2021 (in millions):

	Predecessor
	Biodex	SNC
Date of acquisition	September 1, 2020	December 18, 2020
Segment	Medical	Medical
Goodwill	$11.1	$130.2
Customer relationships (1)	2.3	59.5
Tradenames (2)	1.4	12.0
Non-Compete Agreements (3)	0.3	7.5
Developed Technology (4)	2.6	46.5

Amortizable intangible assets	$6.6	$125.5
Cash	4.1	18.8
Accounts receivable	4.0	24.0
Inventory	6.4	13.9
Property, Plant and Equipment	1.0	5.9
Other current and non-current assets	0.6	8.0
Current liabilities	(2.6)	(9.3)
Deferred contract revenue	(0.2)	(6.5)
Other long-term liabilities	—	(33.6)

Net tangible assets acquired	$13.3	$21.2

Purchase consideration (5)	31.0	276.9
Less: cash acquired	(4.1)	(18.8)

GAAP purchase consideration, net of cash acquired	$26.9	$258.1
Acquiree revenue post acquisition through the period ended June 30, 2021	$32.6	$48.9
Acquiree income (loss) from operations post acquisition through the period ended June 30, 2021	$0.7	$(5.5)

The following useful lives were used for the initial acquisition and were all reassessed in connection with the Business Combination:

(1)	The useful life for customer relationships ranges from 10 to 11 years.
(2)	The useful life for tradenames is 7 years.
(3)	The useful life for non-compete agreements ranges from 2 to 3 years.
(4)	The useful life for developed technology ranges from 7 to 10 years.
(5)	Biodex purchase consideration consisted of cash. SNC purchase consideration consisted of $261.9 million cash and $15.0 million of deferred consideration paid in February 2021.
In connection with the acquisition of Sun Nuclear, the Company incurred approximately $1.2 million of transaction expenses for the year ended June 30, 2021.
Unaudited Pro Forma Financial Information
The following unaudited pro forma financial information presents the Company’s results of operations for the years ended June 30, 2021 and June 30, 2020 to illustrate the estimated effects of the acquisitions of Biodex and SNC as if they had occurred on July 1, 2019. The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the Company’s operating results that may have actually occurred had the acquisitions of Biodex and SNC been completed on July 1, 2019. The unaudited pro forma financial information does not reflect the expected realization of any anticipated cost savings, operating efficiencies, or other synergies that may have been associated with the acquisitions.

(amounts in millions)	Years ended June 30,
	2021	2020
Total revenues	$670.9	$598.7
Net loss	(142.9)	(239.2)
Net loss attributable to Mirion TopCo stockholders	(127.9)	(158.3)
The unaudited pro forma financial information reflects pro forma adjustments to present the combined pro forma results of the operations as if the acquisitions had occurred on July 1, 2020 to give effect to certain events the Company believes to be directly attributable to the acquisitions. These pro forma adjustments primarily include:

•	A net increase in cost of revenues, depreciation and amortization expense that would have been recognized due to acquired inventory, property, plant and equipment and intangible assets;

•	An increase to interest expense to reflect the additional borrowings of the Company in conjunction with the acquisition;

•
A reduction in expenses for the year ended June 30, 2021 and a corresponding increase in the year ended June 30, 2020, for acquisition-related transaction costs directly attributable to the acquisition;

•	A reduction in revenues due to the elimination of deferred contract revenue assigned no value at the acquisition date;

•
An increase in income tax expense using the U.S. statutory rate of 25% to reflect a change in tax status had the Biodex and SNC results of operations been included in the Company’s consolidated tax return; and

•	The related income tax effects of the adjustments noted above.
For the years ended June 30, 2021 and June 30, 2020, pro forma adjustments directly attributable to the acquisitions include: (i) the purchase accounting effect of inventories acquired of $5.2 million, (ii) transaction costs of $4.8 million; and (iii) the reduction in revenues of $14.8 million due to the elimination of deferred contract revenue assigned no value at the acquisition date.